As filed with the Securities and Exchange Commission on February 15, 2002

                            REGISTRATION NO. 33-6867
                    INVESTMENT COMPANY ACT FILE NO. 811-4665

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /X/
Pre-Effective Amendment No.  _____                                      / /
Post-Effective Amendment No.    38
                                      -----
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         /X/
Amendment No.                                                           /X/

                     Commonwealth International Series Trust
           (formerly known as the Capstone International Series Trust)
        on behalf of its series, Commonwealth Australia/New Zealand Fund
               (formerly known as the Capstone New Zealand Fund)
               (Exact Name of Registrant as Specified in Charter)

                5847 San Felipe, Suite 850, Houston, Texas 77057
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: 1-713-781-2856

                     Commonwealth International Series Trust
           (formerly known as the Capstone International Series Trust)
               (Exact Name of Registrant as Specified in Charter)

                5847 San Felipe, Suite 850, Houston, Texas 77057
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: 1-713-781-2856

                           Mitchell J. Rabil, Esquire
                            C. Richard Ropka, Esquire
                              Rabil & Ropka, L.L.C.
                            1010 Kings Highway South
                          Cherry Hill, New Jersey 08034
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) /X/ immediately upon filing pursuant to paragraph (b).
/ /  on ________________ pursuant to paragraph (b).
/ /  60 days after filing pursuant to paragraph (a)(i).
/ /  on (date) pursuant to paragraph (a)(i).
/ /  75 days after filing pursuant to paragraph (a)(ii).
/ /  on ________________ pursuant to paragraph (a)(ii) of Rule 485

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
               a Series of Commonwealth International Series Trust
              formerly known as Capstone Australia/New Zealand Fund
                 a Series of Capstone International Series Trust


            Seeking long-term capital appreciation and current income through investments in Australia/New Zealandese securities.


                                   PROSPECTUS


                                February 15, 2002

           THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR
      DISAPPROVE THE INFORMATION IN THIS PROSPECTUS, AND DOES NOT DETERMINE
       WHETHER THIS INFORMATION IS ACCURATE OR COMPLETE. IT IS A CRIMINAL
                           OFFENSE TO STATE OTHERWISE.

                                TABLE OF CONTENTS




THE FUND.......................................................................1

FEE TABLE......................................................................3

MANAGEMENT.....................................................................4

BUYING AND SELLING FUND SHARES.................................................5

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................9

FINANCIAL HIGHLIGHTS..........................................................10

HOW TO GET MORE INFORMATION...................................................12

                                    THE FUND
                                    --------

THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.
--------------------------------------------------------------------

     The Fund will continue to seek to provide long_term capital appreciation and current income. It will invest primarily in equity securities, including common and preferred stock and securities convertible into common stock, and debt securities of New Zealand and Australia, as well as issuers and securities denominated in Australian and/or New Zealand dollars. Australian and New Zealand Issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand Stock Exchanges; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand, and Australian or New Zealand central and local government entities. In addition to buying these securities directly, the Fund may invest in sponsored and un-sponsored American Depository Receipts (ADRs) related to these securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in the foregoing securities. The Fund's debt securities may include government obligations as well as obligations of companies that have an outstanding debt issue rated at least A by Standard & Poor's Corporation ("S&P"), S&P__Australian Ratings ("S&P/ASX"), or Moody's Investors Service ("Moody's"), or in obligations deemed of comparable quality by the investment adviser. If these securities are downgraded, the adviser has the discretion to hold or sell them.

     In selecting investments for the Fund, the investment adviser looks primarily at characteristics of the issuer, seeking those with adequate cash flow, reasonable price/earnings ratios and current dividend payments. In determining the appropriate distribution of the Fund's portfolio among debt, equity and particular issuers, the adviser considers such macroeconomic factors as prospects for relative economic growth, inflation trends, government policies, currency relationship trends and the range of investment opportunities available in the Australian and New Zealand markets. Portfolio securities that no longer rank favorably in terms of these factors are considered for sale.

     The Fund also has authority to invest in money market instruments of U.S. or Australia/New Zealand Issuers. It may invest in instruments issued or backed by U.S. or Australia/New Zealand banks or savings institutions having, at the time of investment, at least $1 billion in total assets. The Fund may invest up to 5% of its assets in interest-bearing savings deposits of commercial or savings banks. For temporary defensive purposes under unusual market conditions, the Fund may invest in these instruments without limit, which can cause the Fund to fail to meet its investment objective during such periods and lose benefits when the market begins to improve. The Fund may invest in commercial paper rated at least A-2 by S&P or S&P Australian, or P-2 by Moody's. The Fund may also lend its portfolio securities. These loans will be fully collateralized at all times. The Fund may, but is not obligated to, enter into forward foreign currency exchange contracts to hedge against fluctuations in exchange rates between the U.S. and Australia/New Zealand dollar. The Fund has authority, which it does not presently intend to use, to enter into repurchase agreements and to use futures and options to hedge its portfolio.

     The Fund's most recent annual/semiannual report contains information on the Fund's performance, including relevant market conditions, recent investment strategies, as discussed above, and securities holdings. (SEE BACK COVER ON HOW TO OBTAIN SUCH A REPORT.)

THE AUSTRALIAN ECONOMY AND SECURITIES MARKET
--------------------------------------------

     The Investment Manager's research indicates that Australia is a 3 million square mile continent (about the size of the 48 continental United States) with a population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a workforce of 9.2 million people that is concentrated in services, mining, and agriculture. Australia's agricultural sector specializes in wheat and sheep rearing and together these two activities account for more than half of the country's export revenues. Australia also possesses natural resources such as bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology equipment. Historically, Australia's strong points were its agricultural and mining sectors. Australia's export base has diversified over the past 15 years. Exports of manufactures ($28 billion) and services ($25 billion) now exceed both mineral and rural exports ($25 billion and $23 billion respectively).

     The Australian Stock Exchange is one of the largest equity and options exchange in the region second only to Tokyo. The Sydney Futures Exchange remains the largest in the region. The Fund's Adviser believes that Australia is being increasingly recognized as a regional financial centre, with a well-regulated financial system, offering a wide range of products including equities, bonds and managed funds.

     Australia's economic growth in 1998-00 (year-average terms) was 4.3 per cent, just below the 4.6 per cent growth recorded the previous year. In the period immediately ahead (2001), economic growth is forecast to grow by 3.6 per cent, still above the expected OECD average. This growth is accompanied by low inflation. Australia's average inflation over the 1990s has been 2.1 per cent, compared with the average inflation in the European Union of 3.1 per cent and
2.9 per cent in the United States. With low inflation comes low interest rates and, since mid-1996, official interest rates have fallen to levels not experienced since the very low inflation years of the 1960s. The basis for this impressive economic performance has been the marked jump in productivity growth, which is now higher than in the United States. Annual growth in multi-factor productivity (i.e., the productivity of labor and capital assets combined) averaged 1.8 per cent during the 1990s. Australia experienced underlying budget surpluses in 1997-98 and 1998-99 and is forecast to do so again in 1999-2000.

     As a result of changes in labor market regulations, the Fund's Adviser believes the labor market is more responsive to changes in the economy and impediments to job creation and productivity improvements have been reduced. Employment grew by 2.2 per cent in the year to December 2000. During the year the unemployment rate fell below 7 per cent for the first time since 1990. Australia's gross domestic product growth as reported by the Australia Bureau of Statistics and UBS-Warburg was 4.2% (2000) and is forecast to grow by 3.6%
(2001) and the consumer price index for Australia was 3.1% (2000) and is expected to be around 2.7% (2001) as reported by UBS-Warburg and CFSB research. Inflation has been reduced from over 18% in 1986 to approximately 1.3% as of September 30, 1999. Interest rates have decreased dramatically. The 90-day bank bill rate has fallen from over 22% in March 1986 to under 6% as of September 30, 1999 and Australian/New Zealand continues to operate with a government fiscal surplus.

THE NEW ZEALAND ECONOMY AND SECURITIES MARKET
---------------------------------------------

     New Zealand is a similar but much smaller country than Australia. Its economy is heavily dependent on overseas trade. Traditionally, a large proportion of New Zealand's exports, mainly agricultural products, went to the United Kingdom. In the past 20 years, however, New Zealand has adapted to a changing world so that Asia is now more dominant. New Zealand's largest merchandise export markets are Australia, the United States and Japan. New Zealand has developed its agriculture and manufacturing industries to suit the needs of niche markets. This has meant that New Zealand has moved away from its dependence on dairy, meat and wool exports as forestry, horticulture, fishing, manufacturing and tourism have become more significant. Since 1984 the government has accomplished major economic restructuring, moving an agrarian economy dependent on concessionary British market access toward a more industrialized, free market economy that can compete globally. This dynamic growth has boosted real incomes, broadened and deepened the technological capabilities of the industrial sector, and contained inflationary pressures. Inflation has been among the lowest in the industrial world. Per capita the gross domestic product (GDP) has been moving up toward the levels of the big West European economies. New Zealand's heavy dependence on trade leaves its growth prospects vulnerable to economic performance in Asia, Europe, and the US. The Fund's Manager believes that moderate growth will probably characterize 2001.

PRINCIPAL RISKS
---------------

     Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. Despite these risks, stocks have historically tended to out-perform other types of securities over the longer term.

     Investments in fixed income securities also entail risk. The values of these securities will tend to fluctuate inversely with changes in interest rates. Changes in the financial strength of the issuer, or its creditworthiness, can also affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both stock and fixed income securities, also entail, to some extent, the risks of each.

     Investing in securities of Australian and/or New Zealand Issuers involve certain risks that are different from investments in U.S. Issuers. The Australian and New Zealand markets are small and certain issuers may have percentage restrictions on foreign ownership, limiting the Fund's investment and diversification opportunities. The Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in these markets are also generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Also, transactions in Australian and New Zealand securities may involve higher costs and typically take longer to settle than in the U.S., which may make it more difficult for the Fund to liquidate positions and thereby causing delays in the Fund's receipt of dividend and interest payments. There are also risks due to differences between the U.S. and Australia/New Zealand in terms of tax policies, the level of regulation, accounting standards, as well as from fluctuations in currency values. Further, there may be more limited information about Australian and/or New Zealand issuers, and there is the possibility of negative governmental actions, and of political and social unrest.

     The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its objectives.

     ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investment directly in foreign securities. ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in unsponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain.

     The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund's investment adviser does not expect or if the Fund cannot close out its position in a hedging instrument.

     The Fund's investments will fluctuate in price. This means that Fund share prices will go up and down, and you can lose money. From time to time, the Fund's performance may be better or worse than funds with similar investment policies. Its performance is also likely to differ from that of funds that use different strategies for selecting stocks. Because of its emphasis on securities of Australian and/or New Zealand Issuers, the Fund should be considered a vehicle for diversification and not as a balanced investment program. See also of loans to the fund and risk factors discussed in the Statement of Additional Information.

PAST PERFORMANCE
----------------

     The following two tables illustrate the Fund's past performance. The first table provides some indication of the risks of an investment in the Fund by showing how the Fund's returns have varied from calendar year to calendar year. The second shows how the Fund has performed on a cumulative basis since its inception, beginning with its first full fiscal year. Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares. You should remember that past performance does not necessarily indicate how the Fund will perform in the future.

(Bar Chart to be inserted showing the following data:)

Year-by-year total return as of 12/31 each year (%).

        AUSTRALIA/NEW ZEALAND
        ---------------------

        12/31/92      2.80%
        12/31/93      13.99%
        12/31/94      (8.35)%
        12/31/95      11.84%
        12/31/96      26.36%
        12/31/97      (23.16)%

        12/31/98      (9.30)%
        12/31/99      16.08%
        12/31/00      (18.47)%
        12/31/01      7.59%

        For the periods included in the bar chart:

                        AUSTRALIA/NEW ZEALAND
                        ---------------------

               Best Quarter -       34.64%, Q4, 1998
               Worst Quarter -      20.11%, Q4, 1997

Average Annual Total Return as of 12/31/2001 as compared to comparable Indexes.

                      1 Year                5 Years              10 Years
                      ------                -------              --------

                      7.0%                  (6.63)%               74%

FEES AND EXPENSES OF THE FUND
-----------------------------

     This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders. Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

                                    FEE TABLE
                                    ---------

Shareholder Fees (fees paid directly from your investment)

Maximum front-end sales charge                                   None
Maximum deferred sales charge                                    None
Maximum sales charge on reinvested dividends and
distributions                                                    None
Redemption fee                                                   None
Exchange fee                                                     None
Maximum account fee                                              None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Administration Fees                                              0.25%
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees**                                      0.25%
Other Expenses*                                                  4.49%
                                                                 -----
Total Annual Fund Operating Expenses                             5.74%

*"Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees. The Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charge.

Example:

        The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment returns 5% each year, and that the Fund's operating expenses remain at a constant percentage. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.

          1 Year    3 Years     5 Years     10 Years
          ------    -------     -------     --------
         $571.88   $1,702.96   $2,017.37    $5,532.04

                                   MANAGEMENT
                                   ----------

THE ADVISER
-----------

     The Fund's investment adviser is FCA Corp. FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA and its predecessors have been in business since 1975. FCA acts as investment adviser to Commonwealth Australia/New Zealand Fund, as well as to several entities focusing on real estate-related investments.

     FCA manages the Fund's portfolio investments and places orders for Fund transactions. For its services, it receives advisory fees from the Fund which are based on the Fund's net assets. For its fiscal year ended October 31, 2001, the Fund paid FCA fees equal to 0.75% of the Fund's average net assets.

PORTFOLIO MANAGERS
------------------

     ROBERT W. SCHARAR: Mr. Scharar, President and Chairman of the Board of Trustees, is the principal and controlling stockholder of FCA Corp. the Funds' advisor. He co-founded the predecessor to FCA Corp. in 1975. He received an AA from Polk Community College, a BSBA in Accounting from the University of Florida, an MBA and JD from Northeastern University, and a LLM in Taxation from Boston University Law School. He is a member of the Florida and Massachusetts Bars and is a Florida Certified Public Accountant. He has been an accounting professor at Bentley and Nichols Colleges, was an officer of United States Trust Company (Boston), and was a tax specialist at Coopers & Lybrand. Mr. Scharar is a contributing author to the West Group publications, "Estate and Personal Financial Planning." His directorships include the American Association of Attorney-CPA's, First Commonwealth Mortgage Trust and United Dominion Realty Trust.

BUYING AND SELLING FUND SHARES
------------------------------

Share Price:        The  purchase  and  redemption  price of Fund  shares is the
                    Fund's net asset value (NAV) per share determined after your order is  received.  NAV is generally  calculated  as of the close of regular  trading  on the New York  Stock  Exchange, generally  4:00 p.m.  Eastern time,  and reflects the Fund's
                    aggregate   assets   less  its   liabilities.   The   Fund's
                    exchange-traded investments are valued at their market value at that time in their primary market (certain
                    derivatives  are  priced at 4:15  Eastern  time).  If market
                    value   quotations   are  not  readily   available   for  an
                    investment, the investment will be valued at its fair value as determined in good faith by the Fund's Board of Trustees.
                    Prices for debt securities may be obtained from pricing services, except that short-term debt securities are valued at amortized cost. Assets or liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each day NAV is calculated. NAV is not calculated, and the Fund will not sell or redeem its shares, on days the New York
                    Stock Exchange is closed,  although the Tokyo Stock Exchange
                    ( TOPIX) may be open on those days. Thus, the value of the Fund's shares may change on days when shareholders may not be able to purchase or redeem shares. Further, NAV may be calculated on certain days on which the TOPIX is closed for holidays or other reasons.

Minimum Investment: The minimum initial investment in the Fund is $200, with the exception of continuous investment plans. There is no minimum for subsequent investments, with the exception of continuous investment plans. (For telephone purchases, see below.)

Share Certificates: The Fund will not issue share certificates unless you make a written request to the Transfer Agent. (The Transfer Agent's address is provided below.)

Telephone
Transactions:       In your Investment  Application,  you may authorize the Fund to accept redemption and exchange orders by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure that the order was proper.
                    Also note that during unusual market conditions, you may experience delays in placing telephone orders. (see below
                    "Purchasing Fund Shares and Redeeming Fund Shares.")

Frequent
Transactions:       The Fund reserves the right to limit additional purchase and exchange  transactions  by any investor  who makes  frequent
                    purchases,   redemptions   or  exchanges  that  the  Adviser
                    believes might harm the Fund. In general, more than one transaction per month may be viewed as excessive.

PURCHASING FUND SHARES:
-----------------------

     You may use any of the following methods to purchase Fund shares:

     Through Authorized Dealers:
     ---------------------------

     You may place your order through any dealer authorized to take orders for the Fund. If the order is transmitted to the Fund by 4:00 p.m. Central time, it will be priced at the NAV per share determined on that day. Otherwise, later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

     Through the Distributor:
     ------------------------

     You may place orders directly with the Fund's distributor by mailing a completed Investment Application with a check or other negotiable bank draft (payable to: Commonwealth Australia/New Zealand Fund) to the Transfer Agent.

          The Transfer Agent's address is:
          --------------------------------
          Incap Service Company
          P.O. Box 844
          Conshohocken, PA 19428-0844

     (Remember to make your check for at least any applicable minimum noted above.)

     Investing By Wire:
     ------------------

     You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

     For an initial investment by wire, you must first call 1-800-345-1898 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

          Commonwealth Australia/New Zealand Fund
          Fifth Third Bank
          ABA#042000314
          DDA Acct# 992-68815
          FBO: (____your name & Fund Account #___________)

     Note that the wire must include: your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. This application is contained in the Fund's prospectus. Mail the application to the Transfer Agent's address (see above, under "Distributor").

     For a subsequent investment by wire, ask your bank to wire funds to the United Missouri Bank address noted above. The wire must include your name and your Fund account number.

     Telephone Investment:
     ---------------------

     After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application.

     You may place a telephone order by calling the Transfer Agent at 1-888-345-1898.

     The minimum for a telephone purchase is $1000, and the maximum is five times the NAV of your Fund shares on the day before your telephone order. (You may not include the value of shares for which you have been issued certificates.) Your order will be priced at the NAV next determined after your call. Payment for your order must be received within 3 business days. Mail your payment to the Transfer Agent's address (see "Distributor," above). If your payment is not received within 3 business days, you will be liable for any losses caused by your purchase.

     Pre-Authorized Investment:
     --------------------------

     You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

REDEEMING FUND SHARES:
----------------------

     You may redeem your Fund shares at any time by writing to the Transfer Agent's address. The Fund does not charge any fee for redemptions. If you request the redemption proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

     o    you were issued certificates for the shares you are redeeming;

     o you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner;

     o    you want to transfer ownership of the shares.

     Signature guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

     Any   certificates  for  shares  you  are  redeeming  must  accompany  your redemption request. You will generally receive a check for your redemption amount within a week.

     Expedited Redemption
     --------------------

     Through an authorized dealer: You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Fund's distributor and your share price will be based on the NAV next determined after the distributor receives the order. The distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.

     Telephone redemption:
     ---------------------

     You may order a redemption by calling the Transfer Agent at 1-888-345-1898 if:

     o    your redemption will be at least $1000;

     o    no share certificates were issued for the shares you are redeeming;

     o your Investment Application authorized expedited telephone redemption and designated a bank or broker-dealer to receive the proceeds.

     The proceeds will be mailed or wired to the designated bank or broker-dealer on the next business day after your redemption order is received. There is no fee charged by the Fund for this service, although a fee may be imposed in the future. The Fund may also decide to modify or not to offer this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

     Systematic Withdrawal
     ---------------------

     You may arrange for periodic withdrawals of $50 or more if you invest at least $5000 in the Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

     Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and the yield and share price of the Fund, which can be expected to fluctuate.

     You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

     Redemption in Kind:
     -------------------

     If you place a redemption order for more than $1 million, the Fund reserves the right to pay the proceeds in portfolio securities of the Fund, rather than in cash to the extent consistent with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

     Redemption Suspensions or Delays
     --------------------------------

     Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

     If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

     Exchanging Fund Shares
     ----------------------

     You may exchange your Fund shares for shares of another Commonwealth fund at a price based on their respective NAVs. There is no sales charge or other fee. We will send you the prospectus of the fund into which you are exchanging and we urge you to read it. If you have certificates for the shares you are exchanging, your order cannot be processed until you have endorsed them for transfer and delivered them to the Transfer Agent.

     You may place an exchange order in two (2) ways:

     o    you may mail your exchange order to the Transfer Agent's address.

     o you may place your order by telephone if you authorize telephone exchanges on your Investment Application. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. Eastern time, on any business day.

     Exchanges into a fund can be made only if that fund is eligible for sale in your state. The Fund may terminate or amend the exchange privilege at any time with 60 days' notice to shareholders.

     Remember that your exchange is a sale of your shares. Tax consequences are described under "Dividends, Distributions and Taxes."

TAX-DEFERRED RETIREMENT PLANS
-----------------------------

     Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-888-345-1898.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     The Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in November. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

     Option 1: To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

     Option 2: To have both income dividends and capital gains distributions paid to you in cash.

     There is no sales charge or other fee for either option. If you select Option 1 or Option 2 and the checks sent to you cannot be delivered or remain uncashed for six months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.

TAX TREATMENT OF DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS
---------------------------------------------------------

     You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell
(redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account

     The Fund will let you know each year which amounts of your dividend and distribution payments are to be taxed as ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares.

     The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares. Investors should consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution but the distribution will generally be taxable to them.

     You should  consult your tax adviser about any special  circumstances  that
could  affect  the  federal,   state  and  local  tax  treatment  of  your  Fund
distributions and transactions.

MASSACHUSETTS BUSINESS TRUST
----------------------------

     The Fund is a series of Commonwealth International Series Trust ("Trust"), a Massachusetts business trust. Because of uncertainty regarding whether shareholders of a Massachusetts business trust might, under certain circumstances, be held liable as partners for obligations of the trust, the Trust's Declaration of Trust specifically provides that the Fund, to the extent of its assets, will repay any amount assessed against a shareholder by virtue of being a Fund shareholder.

                              FINANCIAL HIGHLIGHTS
                              --------------------

     The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, PA 19103-4901, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                             YEARS ENDED OCTOBER 31,
                             -----------------------

                                                          2001         2000         1999         1998         1997
                                                        --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF THE PERIOD ...........    $   7.19     $   9.27     $   7.73     $  11.25     $  12.73
                                                        --------     --------     --------     --------     --------
INVESTMENT OPERATIONS
   Net investment income (loss) ....................          --         0.03         0.13         0.14         0.24
   Net realized and unrealized gain
     on investments (loss) .........................        1.34        (2.05)        1.44        (3.46)       (1.55
                                                        --------     --------     --------     --------     --------

      Total from investment operations .............        1.34        (2.02)        1.57        (3.32)       (1.31)
                                                        --------     --------     --------     --------     --------
DISTRIBUTIONS FROM:
   Net Investment income ...........................          --        (0.06)       (0.03)       (0.02)       (0.17)
                                                        --------     --------     --------     --------     --------

NET ASSET VALUE, END OF PERIOD .....................    $   8.53     $   7.19     $   9.27     $   7.73     $  11.25
                                                        --------     --------     --------     --------     --------

TOTAL RETURN (%) ...................................       18.64       (21.98)       20.38       (29.88)      (10.46)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .............    $  4,534     $  3,485     $  4,349     $  4,494     $  6,844

  Ratio of expenses to average net assets
   before reimbursements and waivers of expenses (%)        5.74         4.75         4.14         4.37         2.89
   after reimbursements and waivers of expenses (%)         5.74         4.75         4.14         4.37         2.50
  Ratio of net investment loss
   before reimbursement and waivers of expenses (%)        (0.18)        0.39         1.42         1.51         1.26
   after reimbursements and waivers of expenses (%)        (0.18)        0.39         1.42         1.51         1.65
  Portfolio turnover rate (%) ......................          28           15            8           25           24

                           HOW TO GET MORE INFORMATION
                           ---------------------------

               Further information about the Fund is contained in:

     o the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated into the Prospectus by reference.

     o Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include a letter from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

     You may obtain free copies of the SAI or reports, or other information about the Fund or your account, by calling 1-888-345-1898.

     You may also get copies of the SAI, reports and other information directly from the Securities and Exchange Commission (SEC) by:

     o visiting the SEC's public reference room.(Call 1-202-942-8090 for information.)

     o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail request to: publicinfo@sec.gov

     o visiting the SEC's website - http://www.sec.gov

     The Fund's Investment Company Act File Number with the SEC is: 811-4665.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                            ON BEHALF OF ITS SERIES,
                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
           (FORMERLY KNOWN AS THE CAPSTONE INTERNATIONAL SERIES TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 15, 2002


     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated February 28, 2001. A Prospectus may be obtained without charge by contacting InCap Services Company, formerly known as Declaration Service Company, by phone at
(888) 345-1898 or by writing to the Fund directly at 5847 San Felipe, Suite 850, Houston, Texas 77057.

     The Report of Independent Accountants and financial statements of the Fund included in its Annual Report for the period ended October 31, 2001 ("Annual Report") are incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to the Fund at P.O. Box 844, Conshohocken, PA 19248-0844 or by calling toll free 1-888-345-1898.

     The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Dougherty, LLP, independent accountants and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

General Information ...........................................
Investment Policies and Restrictions ..........................
Risk Factors ..................................................
Performance Information .......................................
Australia/New Zealand .........................................
Tokyo Stock Exchange ..........................................
Trustees and Executive Officers ...............................
Investment Advisory Agreement .................................
Administration Agreement ......................................
Distributor ...................................................
Portfolio Transactions and Brokerage ..........................
Determination of Net Asset Value ..............................
How to Buy and Redeem Shares ..................................
Taxes .........................................................
Control Persons and Principal Holders of Securities ...........
Other Information .............................................
Appendix A ....................................................
Appendix B ....................................................
Financial Statements ..........................................

                               GENERAL INFORMATION
                               -------------------

     Commonwealth Australia/New Zealand Fund formerly known as Commonwealth New Zealand Fund (the "Fund") commenced operations on November 25, 1991 as a series (or fund) of Commonwealth International Series Trust (the "Trust"). The Trust currently has one other active series, Commonwealth Japan Fund, which invests primarily in Japanese securities. The Trust may create additional series in the future, but each series will be treated as a separate mutual fund with its own investment objectives and policies. The Trust was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. It is registered as an "open-end diversified management investment company" under the Investment Company Act of 1940. First Commonwealth Holding Corp. (the "Administrator") provides administrative services to the Fund. FCA Corp. the advisor is a wholly owned subsidiary of the administrator which is wholly owned by the Fund's President and Chairman of the Board of Trustees.

                      INVESTMENT POLICIES AND RESTRICTIONS
                      ------------------------------------

     Securities of issuers in which the Fund may invest include common and preferred stock, debt convertible into equity, and debt securities. Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies having an outstanding debt issue rated A or better by Moody's Investors Service, Inc. ("Moody's"), A or better by Standard & Poor's Corporation ("S&P"), A or better by S&P - Australian Ratings ("S&P Australian"), or obligations of comparable quality as determined by the Adviser pursuant to guidelines approved by the Board of Trustees. Many Australian/New Zealand debt securities are not rated, so their quality will be determined in accordance with such guidelines approved by the Board of Trustees. Debt securities acquired by the Fund may include, without limitation, conventional fixed and variable rate bonds and debentures, zero-coupon and original issue discount bonds and warrants to purchase debt instruments. The Fund's investments in commercial paper must be rated at least A-2 by S&P or S&P Australian or P-2 by Moody's.

     The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and S&P-Australian Ratings ("S&P Australian") represent their respective opinions as to the quality of the obligations they undertake to rate. (See Appendix A and B). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. In the event that the rating of the security is reduced below the minimum rating required for purchase by the Fund, the Fund's Adviser may, but will not necessarily, dispose of the security.

     OBLIGATIONS OF DOMESTIC BANKS, AUSTRALIAN BANKS AND AUSTRALIAN BRANCHES AND NEW ZEALAND BANKS AND NEW ZEALAND BRANCHES OF U.S. BANKS. With respect to bank obligations that may be acquired by the Fund, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Thus, in addition to investments in obligations of U.S. banks and savings institutions and their U.S. and foreign branches, the Fund's investments in short-term bank obligations may include obligations of Australian/New Zealand and other non-U.S. banks and their branches, wherever situated.

     The Fund may also make overnight deposits denominated in Australian or New Zealand dollars in offshore banking units ("OBUs"), in accordance with the Fund's credit quality criteria. An OBU is a bank or other financial institution in Australia or New Zealand that is authorized to deal in foreign exchange which the Australian or New Zealand government declares to be an OBU. OBUs are restricted to (i) receiving deposits denominated in Australian or New Zealand dollars from non-residents of Australian or New Zealand or deposits in currencies other than the Australian or New Zealand dollar from Australian or New Zealand residents and (ii) lending to non-residents outside Australia or New Zealand and to other OBUs. A deposit in an OBU is similar to a time deposit in a Australian or New Zealand bank except that interest payable to non-residents on an OBU deposit is exempt from withholding tax.

     INVESTMENT COMPANY SECURITIES. The Fund may make limited investments in securities of other investment companies. (See "Investment Restrictions" below.) Investments in other investment companies involve additional expenses because Fund shareholders will indirectly bear a portion of the expenses of such companies, including operating and administrative costs and advisory fees. These expenses are in addition to similar expenses of the Fund that shareholders bear directly.

     LOANS OF PORTFOLIO SECURITIES. To increase income on its investments, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. It is not anticipated that loans will involve over 5% of the Fund's total assets. In no event will such loans be made if, as a result, the aggregate value of securities loaned exceeds one-third of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

     ZERO COUPON BONDS. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its stockholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Fund may hold include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets, absent unusual market conditions.

     The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

     When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline in the Australian or New Zealand dollar against the U.S. dollar, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. The Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Adviser under two circumstances.

     First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the Australian or New Zealand dollar relative to the U.S. dollar.

     Second, the Fund may enter into such a contract when the Adviser anticipates that the Australian or New Zealand dollar may decline substantially relative to the U.S. dollar, in order to sell, for a fixed amount, the amount of Australian or New Zealand dollars approximating the value of some or all of the Fund's securities denominated in such Australian or New Zealand dollars. The Fund does not intend to enter into forward contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to such contracts. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of either/or the Australian or New Zealand dollar, they also limit potential gains which might result from increases in the value of the Australian or New Zealand dollar. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of Australian or New Zealand dollars and U.S. dollars.

     A separate account of the Fund consisting of cash or liquid securities equal to the amount of the Fund's assets that could be required to consummate any forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

     HEDGING TRANSACTIONS. The Fund is authorized to engage in certain types of hedging practices, although it does not anticipate using this authority during the next twelve months. These practices, which the Fund will undertake only for hedging purposes, include entering into interest-rate and index futures contracts and purchasing and writing put and call options on those contracts, on individual securities and on stock indexes. It is anticipated that use of these practices by the Fund will be very limited. In addition, the Fund's options transactions will be subject to trading and position limits of various exchanges. Tax considerations also may limit the Fund's ability to engage in forward contracts and futures and options.

     Interest-rate futures contracts create an obligation to purchase or sell specified amounts of debt securities on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss. Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

     The purchase or writing of put or call options on futures contracts or individual securities would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract or security at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indexes would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with aggregate price movements of the stocks reflected in the index. The Fund's risk in purchasing an option, if the price of the underlying security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by the Fund will be "covered", i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund's opportunity to profit from an increase in value of the underlying securities to the amount of the premium. To the extent required by applicable law and regulatory policy, the Fund may deal only in options and futures that are traded on exchanges.

     These hedging transactions, if any, would involve brokerage costs and require the Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise "cover" its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets. The aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed 5 percent (5%) of the fair market value of the Fund's assets.

     If the Fund engages in hedging transactions, there can be no assurance that these transactions will be successful. Securities prices and interest rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund. Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral.

     REPURCHASE AGREEMENTS. The Fund may agree to purchase debt securities from financial institutions subject to the seller's agreement to purchase them at an agreed upon time and price ("repurchase agreements"). The financial institutions with whom the Fund may enter into repurchase agreements will be banks, and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's Adviser. The Adviser will continue to monitor creditworthiness of the seller under the repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. In addition, the Adviser will mark-to-market daily the value of the securities, and will, if necessary, require the seller to deliver additional securities to ensure that the value is not less than the repurchase price.
Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.

     Australian/New Zealand obligations in which the Fund may invest may not necessarily be rated by a recognized rating agency. Investments will be made in such obligations only when they are deemed by the Adviser to meet the quality standards required by the Fund.

     Ratings are described further in Appendix A.

     INVESTMENT RESTRICTIONS. The Trust has adopted with respect to the Fund the following investment restrictions which cannot be changed without approval by the holders of a majority of the shares of beneficial interest in the Fund ("Fund shares"). Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the Fund shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Fund may not, without prior Shareholder approval:

     1. With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry or in securities or instruments issued or guaranteed by a single government or its agencies or instrumentalities, or with respect to repurchase agreements secured by such securities or instruments, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

     3. Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed.

     4. Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     5. Underwrite securities issued by other persons except to the extent that in connection with the purchase of portfolio securities and their later disposition it may be deemed to be an underwriter under the Federal securities laws.

     6. Purchase or sell real estate including limited partnership interests (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities).

     7. Purchase or sell commodities or commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

     8. Make loans to other persons except (a) through the lending of securities held by it and (b) by the purchase of debt securities in accordance with its investment policies.

     The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without stockholders' approval, to the extent permitted by applicable law, regulation or regulatory policy. The Fund may not:

     a. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and in connection with entering into futures contracts and related options;

     b. Sell securities short or maintain a short position (except as may be otherwise required in connection with the Fund's transactions in futures, options or forward transactions or may be necessary in connection with clearance of Fund transactions);

     c. Invest more than 5% of its total assets in the aggregate in securities of issuers which are not readily marketable, including securities of issuers which together with any predecessors have a record of less than three years continuous operation, repurchase agreements not terminable within 7 days and restricted securities.

     d. Invest in securities of other open-end investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) and may not invest in closed-end investment companies if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company; (ii) more than 10% of the value of its total assets would be invested in securities of investment companies; (iii) more than 3% of the outstanding voting stock of any one investment company would be owned by the Fund; and (iv) more than 10% of the outstanding voting securities of a closed-end investment company would be owned by the Fund, other investment companies having the same investment adviser and companies controlled by such investment companies;

     e. Write put and call options unless the options are "covered," the underlying securities are ones which the Fund is permitted to purchase and the option is issued by the Options Clearing Corporation, provided that the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold shall not exceed 25% of the Fund's net assets;

     f. Buy and sell stock index futures, financial futures and put and call options written by others on securities, stock indexes, stock index futures and financial futures unless (a) the options or futures are offered through the facilities of a national securities association which has obtained applicable regulatory approval or are listed on a national securities or commodities exchange, (b) the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total net assets (taken at market value at the time of payment) and (c) the aggregate margin deposits on all such futures and premiums on related options held by the Fund at any time do not exceed 5% of its total assets (taken at market value at the time of receipt);

     g. Purchase or retain for the Fund the securities of any issuer if those officers and Trustees of the Trust, or directors and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

     h. Invest in oil, gas or other mineral leases or exploration or development programs (although it may purchase securities of issuers which own, sponsor or invest in such interests);

     i. Pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings it may pledge securities having a value at the time of the pledge of not more than 15% of the Fund's total assets taken at cost;

     j. Invest more than 5% of the Fund's assets (valued at the lower of cost or market) in warrants. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

     k. Purchase additional securities if its borrowings exceed 5% of its total assets (taken at market value at the time of the purchase).

     For purposes of restriction Nos. 1 and 2, above, a security or instrument is considered to be issued by the entity (or entities) whose assets and revenues back the security or instrument. A guarantee of a security or instrument shall not be deemed to be a security or instrument issued by the guarantor when the value of all securities and instruments issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets (taken at market value at the time of guarantee). For purposes of restriction No. 2, above, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents and utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     With regard to non-fundamental restriction No. c., above, included in the 5% limit will be, for purposes of determination of daily net asset value, securities for which there is no sales price available or securities not quoted on the Australia/New Zealand Stock Exchange or another exchange. The valuation of such securities will be based on the average of quotations from two leading New Zealand brokers in the relevant equity or fixed income securities market (see "Determination of Net Asset Value"). For purposes of non-fundamental restriction No. i., above, securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged.

     Although the foregoing investment limitations would permit the Fund to invest in options and to sell securities short against the box, the Fund does not currently intend to trade in such instruments during the next twelve months. In addition, although the foregoing investment limitations would permit the Fund to invest in futures contracts and options on futures contracts, the Fund does not intend to trade in such instruments during the next twelve months. Prior to making any other such investments, the Fund would notify its stockholders and add appropriate disclosure concerning the Fund's investment in such instruments to the Prospectus and this Statement of Additional Information.

     The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The Fund's portfolio turnover rate for the fiscal year ended October 31, 2000 was 15%.

                                  RISK FACTORS
                                  ------------

     Investments by United States investors in securities of foreign issuers involve risks not associated with their investments in securities of United States issuers. Since the Fund will invest heavily in securities denominated or quoted in Australia/New Zealand dollars, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between the Australian or New Zealand dollar and the U.S. dollar. Changes in currency exchange rates will influence values within the portfolio from the perspective of United States investors. Changes in currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any to be distributed to stockholders of the Fund. The Australian/New Zealand dollar is fully exchangeable into United States dollars without legal restriction and trades on a floating basis against all major currencies. The rate of exchange between the United States dollar and the Australian/New Zealand dollar is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund may, to a limited extent, enter into forward foreign currency contracts as a hedge against possible variations in the exchange rates between the United States dollar and the Australian/New Zealand dollar. Such contracts are agreements to purchase or sell a specified currency at a specified future date (up to a year) and price. The Fund's dealings in currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. The Fund is not obligated to enter into these contracts and there is no guarantee any such contracts will achieve the desired objective. The Fund will not enter into or maintain a position in those contracts if their consummation would obligate the Fund to deliver an amount of Australian/New Zealand currency greater than the value of the Fund's assets denominated or quoted in, or currency convertible into, such currency.

     There may be less publicly available information about Australian/New Zealand issuers than about United States issuers, and Australian/New Zealand issuers are subject to uniform accounting, auditing and financial reporting standards and requirements not exactly like those of United States issuers. While the Australian/New Zealand securities market is growing, it has substantially less trading volume than United States markets, and, as a result, securities are generally less liquid and their prices more volatile than securities of comparable United States issuers.

     Brokerage commissions and other transaction costs in Australia/New Zealand may be higher than in the United States. There is generally less government supervision and regulation of business and industry practices of exchanges, brokers and issuers in Australia/New Zealand than there is in the United States. In particular, delays in settling securities transactions may occur. This may, at times, make it difficult for the Fund to liquidate a previously established securities position. Settlement delays may result in the Fund experiencing delays in the receipt of dividends interest. The Fund will rely on the expertise of its custodian bank to help reduce these delays.

     Although Australia/New Zealand have relatively stable and friendly governments, there is the possibility of imposition of exchange controls or other restrictions, expropriation of assets, confiscatory taxation, imposition of foreign withholding taxes, political or social instability or diplomatic developments which could affect investments in Australian/New Zealand securities.

     The Fund's investment flexibility may be further limited by restrictions on percentage of ownership by the non-Australia/New Zealand persons that may be applicable under Australian/New Zealand law or corporate charters with respect to certain Australian/New Zealand companies. Additionally, certain rights offerings to shareholders of Australian/New Zealand companies in which the Fund may invest may not be made available to the Fund as a United States shareholder if such an offer to a United States investor would require registration with the Securities and Exchange Commission.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Fund (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on investments in Australian/New Zealand issuers, the Fund should be considered as a vehicle for diversification of investments and not as a balanced investment program.

                             PERFORMANCE INFORMATION
                             -----------------------

     The Fund may from time to time include figures indicating its total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

     P (1 + T)^n= ERV

where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     For the one year period ended October 31, 2001, the Fund's average annual total return was (7.0)%. For the five year period ended October 31, 2001 and the ten year period ended October 31, 2001, the Fund's average annual total return was (6.63)% and (.74)%, respectively.

     Past performance information for the Fund may be compared, in reports and promotional literature, to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., the New Zealand Small Company Index, CDA Investment Technologies, Inc. and

Weisenberger Investment Company Service, analytical firms such as Frank Russell Company and SEI Corporation and with the performance of Standard & Poor's 500 Stock Index ("S&P 500"), Barclay's Industrial Share Index, NZSE - 40, the Dow Jones Industrial Average ("DJIA"), the Shearson Lehman Hutton Government Corporate Bond Index or other appropriate unmanaged indexes of performance of various types of investments so that investors may compare the Fund's results with those of indexes widely regarded by investors as representative of the securities markets in general. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Fortune, Business Review Weekly, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

                                   NEW ZEALAND
                                   -----------

Area and Population
-------------------

     New Zealand is located in the South Pacific just west of the International Dateline. It is about 1,200 miles east of Australia, and approximately 4,000 miles southwest of Hawaii. The country is more than 1,000 miles long, consisting of the North Island and the South Island and a number of smaller islands. The total land area of approximately 103,000 square miles is similar in size to the United Kingdom and Japan.

     The population of New Zealand is approximately 3.81 million and has been growing at approximately 1.6% over the last three years. Of the total population, approximately 69% live in the five main urban areas of Auckland, Hamilton, Christchurch, Dunedin and Wellington. Auckland, in the North Island, is the major population and commercial center and Wellington, in the south of the North Island, is the nation's capital and financial center. The population is approximately 85% of European origin and approximately 15% Polynesian. English is the official language, although Maori language is also officially recognized. The labor force of approximately 1.8 million people is mainly engaged in the services, manufacturing and construction sectors.

Government
----------

     New Zealand is a sovereign state that is part of the British Commonwealth. Pursuant to the Treaty of Waitangi, the Maori people reached an agreement for the ongoing governance of New Zealand with the British monarch in 1840. Like Australia and Canada, the British monarch is the titular Head of State. The British Queen is represented in New Zealand by the Governor General, appointed by her on the advice of the New Zealand Government.

     New Zealand has a democratic parliamentary government based on the Westminster system. Legislative power is vested in Parliament, a unicameral body designated the House of Representatives. The executive government of New Zealand is carried out by the Executive Council, which consists of the Governor General, the Prime Minister and other Ministers chosen from elected members of the House of Representatives. The first general election under the Mixed Member Proprietary ("MMP") electoral system was held on October 6, 1996. The

MMP system, which was approved by a majority of voters in the 1993 referendum, is loosely modeled after the German parliament. Key features of the system are:

     o Voters have one vote for a political party to be represented in Parliament (the "party vote") and one vote for a candidate to be a member of Parliament ("MP");

     o Parliament will normally have 120 MPs: 60 MPs are chosen by the electorate vote, 5 MPs by the Maori electorates and 55 Mps selected from lists of candidates nominated by the political parties; and

     o Parliament representation will be determined by a party's share of the party vote.

     No political party won a majority of the Parliament and a coalition government was formed between National and NZ First. Management and the Board of Trustees believes this is a positive result for the equity markets and New Zealand will continue to benefit from its prior economic reforms.

     The constitutional basis for government in New Zealand is an accumulation of convention, precedent and tradition. The judicial system is based on the British model. By convention, the judiciary is separate from the executive.

Economic Structure
------------------

     New Zealand has a mixed economy that operates on free-market principles. It has sizable service and manufacturing sectors complementing a large agriculture sector. Over the past three decades, the New Zealand economy has undergone significant structural changes marked by a diversification of exports, a shift away from pastoral agriculture and significant growth in the services sector. New Zealand's gross domestic product ("GDP") for the year ended June, 1999 was approximately NZ $99.8 billion (US $49 billion).

     The New Zealand economy is strongly trade-oriented, with exports of goods and services. Primary products (principally agriculture, forestry, mining energy, fishing and horticulture) accounted for approximately 47% of New Zealand's total overseas earnings for the year. Exports of non-food manufactured goods and of services also make large contributions to New Zealand's total exports. Principal export markets for the year ended June, 1997 were Australia, Japan, the United States and the United Kingdom. Those countries were also the main sources of imports for the same period. Principal imports are raw materials and capital goods for manufacturing, followed by minerals, chemicals, plastics and motor vehicles.

     The increase in the complexity of the New Zealand economy has been accompanied by a steady growth in service industries. Finance, insurance and real estate services are the largest components of the service industries, followed by restaurants, hotels, transport and communications. Tourism is an important source of foreign exchange revenue and a major growth industry in New Zealand.

Economic Developments
---------------------

     Following a period of economic expansion after World War II, the New Zealand economy deteriorated in the late 1960s. Faced with growing balance of payments problems, successive governments sought to maintain New Zealand's high standard of living with increased levels of overseas borrowings and increasingly protective economic policies. Following the sharp increase in oil prices and a fall in export prices in 1973 and 1974, New Zealand attempted to respond to changed external circumstances. The policies implemented were aimed at maintaining a high level of economic activity and led to macroeconomic imbalances and structural adjustment problems. The successive shifts in oil and commodity prices in 1979 and 1980 resulted in further economic difficulties.

     Since 1984, successive administrations have implemented comprehensive programs of economic reform. Macroeconomic policies have been directed at achieving low inflation and fiscal balance. Macroeconomic policies have fostered competition and efficient operation of markets. Policy-making has also shifted from short-term to medium-term objectives designed to provide a more stable and predictable environment for private sector decision-making. Principal reforms have included: the removal of controls on prices, interest rates and wages; floating of the exchange rate; abolition of all agricultural subsidies and price supports; liberalization of banking; deregulation of financial markets; corporation and privatization of some state-owned enterprises; elimination of most import controls and reduction of tariffs; implementation of free trade with Australia; reform and reduction of business and personal taxes; introduction of a comprehensive value-added tax; adoption of more flexible labor laws; extensive deregulation of infrastructure (telecommunications, land transport and seaports); and widespread reform of the public service sector.

     Inflation has been reduced from over 18% in 1986 to approximately 1.3% as of September 30, 1999. Interest rates have decreased dramatically. The 90-day bank bill rate has fallen from over 22% in March 1986 to under 6% as of September 30, 1999 and Australian/New Zealand continues to operate with a government fiscal surplus.

New Zealand Stock Exchange
--------------------------

     The NZSE currently quotes the securities of more than 226 companies. The aggregate market capitalization of the securities quoted on the NZSE at February 18, 2000 was approximately NZ $51.8 billion (US $25 billion), with the 6 largest listed companies accounting for approximately 52% of the total market capitalization of such securities.

     Holders of securities that are quoted on the NZSE must generally instruct a stockbroker who is a member of the NZSE to handle transactions in their securities. Such stockbrokers are obliged to follow the NZSE's rules and regulations. The members' compliance with the NZSE's regulatory requirements is monitored by the Disciplinary Committee appointed by the NZSE Board of Directors and the Board itself. There are 269 members of the NZSE representing 43 firms. A number of those firms are subsidiaries or affiliates of international brokerage houses or banks.

     Until June 24, 1991, the NZSE operated trading floors in Auckland, Wellington and Christchurch with trading conducted on an open outcry basis through its members. The NZSE converted to national computer screen trading on June 24, 1991. Trading is now conducted during one continuous daily trading session running from 9:30 a.m. to 3:30 p.m. Bids, offers, the identity of the prospective buying and selling brokers and recent sales prices of each quoted security are displayed on the trading screen. There is automatic computer matching of bids and offers by price and time priority. There are no constraints on price fluctuations. There are no stamp taxes, levies or charges payable with respect to trades on the NZSE, other than negotiable brokerage charges.

     Trades in securities quotes on the NZSE can be effected outside the NZSE trading system, outside the NZSE trading sessions, on different terms from sales made through the NZSE trading system and outside the range of price quotations for the days on which such trades were made. If such trades are conducted through a broker who is a member of the NZSE, such trades must be reported to the NZSE. The NZSE records off-market trades in a special report. As with on-market trades, off-market trades of securities quoted on the NZSE are generally conducted by stockbrokers that are members of the NZSE. There is, however, no restriction that prevents private trades or transactions from being effected by persons who are not members of the NZSE.

     All trades on the NZSE are netted and confirmed daily between the brokers through the NZSE in a single transaction. Upon consummation of a transaction, the NZSE computer automatically calculates the amount owing by or to each broker, offsets the amounts and simultaneously calculates the net overall settlement of the broker to the NZSE on a daily basis. There is no fixed settlement date for equity transactions, but NZSE regulations require that all trades between brokers be settled within 10 business days. Settlements between brokers are instigated by the selling broker giving notice to the buying broker that it expects to settle on the next business day. The NZSE publishes a daily official price list that includes price information on each listed security.

     The NZSE generally requires listed companies to report annual and six-month results in a timely fashion and disclose all capital changes or any significant matters that may affect the value of the quoted securities. The NZSE also requires listed companies to comply with certain procedures regarding certain significant transactions and the issuance of shares. The NZSE has the power, in certain circumstances, to suspend trading in the shares of a listed company and to de-list a security.

     Until mid-1991, the Barclays Industrial Share Price Index (the "Barclays Index") was widely used to measure the performance of the New Zealand securities market. The Barclays Index was composed of a basket of 40 leading equity securities quoted on the NZSE weighted by their full market capitalization. In 1991, the NZSE introduced two new indices, the NZSE-40 Capital and the NZSE-30. The NZSE-40 is calculated in the same manner as the prior Barclays Index. The NZSE-30 measures the 30 largest issuers by value after excluding any shares held in blocks of 30% or more. In April of 1993, a small company index (the "NZSCI") was introduced and is composed of approximately 100 small company securities weighed by their full market capitalization, and typically have less offshore investment than companies in the main NZSE-40. Although the Commonwealth Australia/New Zealand Fund (the "Fund") invests in the leading securities, the NZSCI may provide a more meaningful comparison to the Fund because it more closely resembles the Fund's portfolio mix.

                                    AUSTRALIA
                                    ---------

Area and Population
-------------------

     Management research indicates that Australia is a 3 million square mile continent (about the size of the 48 continental United States) with a population of 18.2 million people.

Government and Economy
----------------------

     Australia is a member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a workforce of 9.2 million people that is concentrated in services, mining, and agriculture. Australia's agricultural sector specializes in wheat and sheep rearing and together these two activities account for more than half of the country's export revenues. Australia also possesses natural resources such as bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology equipment. Historically, Australia's strong points were its agricultural and mining sectors.

     Most companies in Australia have dual listings with New Zealand in both countries as well as operations in both. Investing in Australia benefits the fund offering greater diversification. The performance of the Australian exchange appears to have been better than New Zealand's. The Board and the Investment Adviser believe that having the opportunity to invest in Australia will boost our overall Fund performance. Further, the Board and the Investment Adviser believe that investments in Australian companies do not present any more risk than New Zealand. Australia is well integrated in the international trade and finance arena and its accounting standards are substantially similar to those found in the US.

     Although much smaller than those of the United States and Japan, Australia's economy is larger than those of Sweden, Belgium and Switzerland. The Fund's Adviser believes that Australia has a high-growth, low-inflation, low-interest rate economy and that there is an efficient government sector, a flexible labor market and a competitive business sector.

     Australia's economic growth in 1998-99 (year-average terms) was 4.4 per cent, just below the 4.8 per cent growth recorded the previous year. In the period immediately ahead, economic growth is forecast to moderate to 3.5 per cent. This growth is accompanied by low inflation. The Australian average inflation over the 1990s has been 2.1 per cent, compared with the average inflation in the European Union of 3.1 per cent and 2.9 per cent in the United States. With low inflation comes low interest rates and, since mid-1996, official interest rates have fallen to levels not experienced since the very low inflation years of the 1960s. The basis for this economic performance has been a marked jump in productivity growth, which is now higher than in the United States. Annual growth in multi-factor productivity (ie. the productivity of labor and capital assets combined) averaged 1.8 per cent during the 1990s. Australia experienced underlying budget surpluses in 1997-98 and 1998-99 and is forecast to do so again in 1999-2000.

Multifactor productivity growth - selected time period averages

[GRAPHIC OMITTED]


Gross Domestic Product

[GRAPHIC OMITTED]


Annual rate of inflation

[GRAPHIC OMITTED]

     A key element of the Australian Government's structural reform program since 1996 has been changes labor market regulations and assistance. Reforms to workplace relations have included a move from centralized wage fixing to enterprise bargaining.

     As a result of these changes, the Fund's Adviser believes the labor market is more responsive to changes in the economy and impediments to job creation and productivity improvements have been reduced. Employment grew by 2.9 per cent in the year to December 1999. During the year the unemployment rate fell below 7 per cent for the first time since 1990. The reforms to labor market and wage setting arrangements are an important reason why the recent period of growth has not been associated with inflationary wage increases.

     Australia's export base has diversified over the past 15 years. Exports of manufactures ($28 billion) and services ($25 billion) now exceed both mineral and rural exports ($25 billion and $23 billion respectively).

     The Australian government is in the process of changing its tax system. This effort has involved attempts to reduce income taxes by broadening the indirect tax base, reduce tax complexity, reduce tax distortions and improve tax fairness. Australia has introduced the Goods and Services Tax (GST), along with many changes to business taxes. All these measures have been legislated.

     The GST, a broad-based value added tax, has replaced indirect taxes, including wholesale sales taxes which amounted to a tax on exporters and manufacturers. The GST of 10 per cent will apply to almost all goods and services. There will be no stamp duty on share transactions.

     The Fund's Adviser believes that as a result of these changes, business costs and costs to exporters will be reduced.

     Reforms to business taxes include reductions in company tax rates, which are to be cut from 36 per cent to 34 per cent for the 2000-01 income tax year and to 30 per cent thereafter.

Australian Stock Market
-----------------------

     The Australian Stock Exchanges is one of the largest equity and options exchange in the region, second only to Tokyo. The Sydney Futures Exchange remains the largest and most innovative in the region. Australia is being recognized increasingly more and more as a regional financial centre, with: a well-regulated and sophisticated financial system, deep, liquid and transparent markets offering a wide range of products including equities, bonds and managed funds as well as world-class telecommunications. Australia has a multilingual and highly skilled workforce and a world-class system of financial regulation Australia is a member of the Financial Stability Forum comprising of a Group of 7 nations (G7).

     In 2000 and beyond, the Australian economy is expected by the Fund's Adviser to continue to grow strongly as the international economy improves and as the benefits of the Government's tax reform package flow through to the community. The Fund's Adviser believes Australia will continue to be a major commodity exporter. However, Australians have many strengths in sophisticated manufactures, ranging from auto parts to fast ferries, and in services industries, ranging from tourism to computing, education and financial services. Management also believes that with a sophisticated telecommunications base, it is well placed to succeed in the age of electronic commerce, the Internet and the World Wide Web and that sweeping changes in technology and in the Asia Pacific region will bring unprecedented opportunities in that region.

     THE FUND'S PORTFOLIO TURNOVER RATE: Each Fund's portfolio turnover rate as of the fiscal year ended October 31, 2001 was 20%.

                         TRUSTEES AND EXECUTIVE OFFICERS
                         -------------------------------

     The trustees provide overall supervision of the affairs of the Trust. The trustees and executive officers of the Trust, and their principal occupations for the last 5 years, are listed below. Certain persons named as trustees also serve in similar capacities for other mutual funds as indicated below:

*ROBERT W. SCHARAR (54) Mr. Scharar is President of the Funds' investment advisor, FCA Corp, based in Houston, Texas, a fee only financial planning firm. He received his AA from Polk Community College; and his BSBA in Accounting from the University of Florida. He later went on to receive his MBA and JD from Northeastern University; and an LLM in Taxation from Boston University Law School. Mr. Scharar is a member of the Florida and Massachusetts Bars; and is a Certified Public Accountant of Florida. He has experience as an Accounting Professor at Bentley and Nichols Colleges, Officer of the United States Trust Company and Tax Specialist at Coopers & Lybrand. Mr. Scharar is a Director and past President of the American Association of Attorney-CPAs, and Director of United Dominion Realty Trust (NYSE).

JOHN AKARD, JR. (36) Mr. Akard, is an Attorney- C.P.A. practicing as a solo practitioner and is "of Counsel" to the law firm of Mason, Coplen, Shuchart, Hutchins & Banks, P.C.. He has been licensed by the Texas State Board of Public Accountancy (1991), admitted to practice by the State Bar of Texas (1994), United States District Court for the Southern District of Texas (1996) and the United States Court of Appeals for the Fifth Circuit (2001). After receiving his B.B.A. in Accounting from Texas A & M University in 1988, Mr. Akard worked as a public accountant with Arthur Andersen & Co. as a staff auditor. While there, his clients included SEC regulated, publicly traded companies and small start-up businesses primarily in the telecommunications, regulated utilities and high-tech industries. He subsequently went on to receive his J.D. from Texas Tech University, where he graduated magna cum laude in 1994. Mr. Akard is a member of the State Bar of Texas, the Houston Bar Association ("HBA"), the HBA Law Library and Golf Committees and the HBA Estate Planning and Probate, Bankruptcy, and Appellate Practice Sections, the American Bar Association, the American Association of Attorney-Certified Public Accountants ("AAA-CPA"), the Houston Estate and Financial Forum, the Texas Society of CPAs and the Houston Sigma Chi Alumni Chapter. Mr. Akard currently serves as President of the AAA-CPA Texas Chapter, as a Director at Large for AAA-CPA, and President and Treasurer of the Aggie Sigma Chi House Corporation (a non-profit corporation). He is also a past Chair of the HBA Law Library Committee and former President of the Dallas Sigma Chi Alumni Chapter.

KATHLEEN KELLY (51) Ms. Kelly founded International Protocol Advisors in 1993 to assist corporations in establishing and maintaining a positive working relationship with foreign government officials. Before forming her company, Mrs. Kelly headed the Houston International Protocol Alliance where she acted as Chief of Protocol for the City of Houston for more than five years. Operating under contract to the City of Houston, the Protocol Alliance was responsible for greeting international visitors of ambassador rank and higher. Prior to joining the Protocol Alliance, Mrs. Kelly acquired a strong background in international business relations through her work at Business International Corporation, an international business publishing, consulting and training firm and United Energy Resources doing risk analysis for their European investments and as Manager of Special Projects International for their UK subsidiary. Later, Mrs. Kelly formed Interisk, Inc., to develop country risk analyses for clients with interests in oil producing countries. Mrs. Kelly serves as Honorary Consul for New Zealand in Houston, appointed by The Honorable James Bolger, Prime Minister of New Zealand in 1995. She is also active in the community and serves on a number of boards, including the Houston Committee on Foreign Relations. She is a past secretary and member of the Executive Committee of the Consular Corps of Houston. Mrs. Kelly has received a number of professional recognitions over the years for her work. She has lectured widely and has been a guest on a number of television programs. She has also been featured in a number of articles in newspapers and magazines. She appears in the 2001 edition of Who's Who in the World. She holds a BA in History and European Studies from the University of Texas at Austin. She also studied at the Universite de Strasbourg, France.

JACK H. EWING (63) Mr. Ewing is an adjunct professor of economics at Houston Community College and North Harris College. He is the former Executive Director of the Australia/New

Zealand-America Society of Houston. He has been actively involved in the Houston international business scene through trade consulting with Houston International Affairs and as President of Vuepoint-Texas, a pioneering computer-based training company. He was one of the early developers of The Greater Houston Partnership where he was responsible for international trade development: managing inbound and outbound trade missions, promoting trade development strategy and infrastructure, and assisting Houston companies expand imports and exports. Prior to joining the Greater Houston Partnership, he founded and managed his own trading company after a seventeen-year career with Gulf Oil Corporation and Chevron. There he held a variety of positions with Gulf Oil Asia, Corporate
Business Development, and Gulf Oil Trading Company, where he headed the company's Strategic Planning and Business Development Department. He was also a professor at the University of Maryland's Far East Division in Australia/New Zealand where he taught in the Political Science and Economics Departments. He has also served in a variety of positions in the U.S. Department of State, U.S. Information Agency, and the U.S. Senate. He holds a master's degree in International Affairs from George Washington University and a Bachelor of Arts degree in English and history from the University of Mississippi.

* Trustee who is an interested person as defined in the Investment Company Act of 1940.

     The trustees and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. The independent Trustees are entitled to $750 per meeting attended and are paid an annual retainer of $2,500. All fees received by the Trustees are allocated among the funds based on net assets. The Trustees and officers of the Commonwealth Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Trustees. For the fiscal year ended October 31, 2001, the Fund paid or accrued for the account of its prior officers and trustees, as a group for services and expenses in all capacities, a total of $2,717.00. No current officer or trustee of the Fund received compensation from the Fund for fiscal year ended October 31, 2001. None of the three highest paid officers or any affiliated person of the Fund received aggregate compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 2001.

     The following table represents the compensation received by the prior Board's independent Trustees during fiscal 2001 from the Capstone Funds complex.

 The following table represents the compensation received by the prior Board's independent Trustees during fiscal 2001 from the Capstone Funds complex.

                               COMPENSATION TABLE
                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

                                                       Pension or                          Total Compensation
                                  Aggregate       Retirement Benefits  Estimated Annual      From Registrant
Name of                       Compensation Paid   Accrued As Part of     Benefits Upon        Fund Complex
Director / Position            From Registrant*      Fund Expenses         Retirement        to Directors (4)
John Akard, Jr., Director          $                      $0                   $0               $      (1)
Kathleen Kellie, Director          $                      $0                   $0               $      (1)
Jack Ewing, Director               $                      $0                   $0               $      (1)

----------------------------------------------------------------------------------------------------

 * Company does not pay deferred compensation.
(1)  Trustee  of   Commonwealth   International   Series  Trust  -  Commonwealth
(Australia/New Zealand) (Australia/New Zealand) Fund

     The Fund and its Investment Adviser and principal underwriter have adopted Codes of Ethics under Rule 17j-1. These codes prohibit certain investments by personnel subject to the Code in securities that may be purchased or held by the Fund.

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

     Pursuant to an investment advisory agreement dated November 25, 1991 between FCA Corp (the "Adviser") and Capstone International Series Trust now Commonwealth International Series (the "Trust") with respect to the Funds (the "Advisory Agreement"), the Adviser manages the investment of the Fund's assets and places orders for the purchase and sale of its portfolio securities. In connection with its responsibilities, the Adviser provides the Funds with research, analysis, advice, and economic and statistical data and judgments involving individual investments, general economic conditions and trends, and long-range investment policy.

     The Adviser is controlled by Robert W. Scharar, the Chairman of the Board of Trustees of the Funds, through his control as the principal stockholder of the Adviser's parent, First Commonwealth Holding Company.

     Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered by it a fee, calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund. During the fiscal years ended October 31, 2001, 2000, and 1999, the Funds paid investment advisory fees as follows:

                                   AUSTRALIA/NEW ZEALAND
                                   ---------------------

        October 31, 2001                  $27,117
        October 31, 2000                  $28,721
        October 31, 1999                  $35,350

     During the fiscal years ended October 31, 2001, 2000 and 1999, the annual total operating expenses of each Fund prior to and after the reimbursements by the Adviser were:

                                     AUSTRALIA/NEW
                                     ZEALAND

                                     Before     After

           October 31, 2001          5.74%     5.74%
           October 31, 2000          4.75%     4.75%
           October 31, 1999          4.14%     4.14%

     The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any errors or losses unless such errors or losses result from willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's duties under the Advisory Agreement.

     The Advisory Agreement was last approved by the Board of Trustees on May 10, 2001 and may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Funds shares and (b) by the affirmative vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

                            ADMINISTRATION AGREEMENT
                            ------------------------

     Under an agreement ("Administration Agreement") between the Trust and First Commonwealth Holding Company (the "Administrator"), the Administrator supervises all aspects of the Funds' operations other than the management of its investments. The Administrator is controlled by Robert W. Scharar, the President and Chairman of the Board of Trustees of the Trust and is the parent of FCA Corp. the Funds' Investment Advisor. As part of these services, the administrator oversees the performance of administrative and professional services to each Fund by others; provides office facilities; supervises the preparation of reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Administrator. For the Administrator's services, each Fund will pay to the Administrator a fee, calculated daily and payable monthly, equal to an annual rate of 0.20% of the Australia/New Zealand Fund and 0.25% of the Australia/New Zealand Fund's average net assets. FCHC has entered into a Service Agreement with Incap / Declaration Services to handle the services under the "Administration Agreement."

     Each Fund bears the cost of its accounting services, performed by InCap Services Company formerly Declaration Services Corp. which includes maintaining their financial books and records and calculating their daily net asset value. Each Fund also pays transfer agency fees, custodian fees, legal and auditing fees, the costs of reports to stockholders and the Securities and Exchange Commission, fees under the Service and Distribution Plan (see "Distribution") and all other ordinary expenses not specifically borne by the Administrator.

                                   DISTRIBUTOR
                                   -----------

     InCap Securities, Inc. (formerly Declaration Distributors, Inc.) (the "Distributor"), is located at P.O. Box 844, Conshohocken, PA 19428, and acts as the principal underwriter of the Fund shares pursuant to an agreement, dated October 7, 2000, with the Trust (the "Distribution Agreement"). The Distributor has the exclusive right to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers. The Fund bears the cost of communicating with Fund Shareholders, including the cost of preparing, setting in type, printing and distributing the Prospectus, Statement of Additional Information and Registration Statements, Transfer Agent fees and other costs of providing Shareholder services, the cost of supplying prices and Fund information needed by the Distributor, and any taxes related to the sale of securities under the Fund 12b-1 Plan such total expenses, including a $10,000.00 Distributor fee for its service, is limited to .25% of net assets.

     The Distributor's obligation is a "best efforts" arrangement under which the Distributor is required to take and pay for only the Fund shares that may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Also the Distributor will provide support services including review of sales and marketing literature and submissions so the NASD; NASD record keeping; and quarterly report to the Fund Board of Trustees. In addition, such support services may include: fulfillment services, including telemarketing, printing, mailing and follow-up tracking of sales leads; and licensing Manager or Fund personnel as registered representatives of the Distributor and related supervisory activities.

     The Distribution Agreement is renewable from year to year if approved (a) by the Trust's Board of Trustees or by a vote of a majority of the Fund's shares or (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

     The Fund has adopted, effective January 18, 2001, a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to pay expenses in connection with the distribution of its shares and provision of certain services to stockholders. As required by Rule 12b-1, the Fund's Plan was approved by a vote of the Fund's Board of Trustees, and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") on November 13, 2000, on and by the Fund's stockholders at the Special Meeting of Stockholders held January 18, 2001.

     As required by Rule 12b-1, the trustees will review quarterly reports prepared by the Administrator or Distributor on the amounts expended and the purposes for the expenditures. The amounts paid to CAPCO the prior administrator, during the two fiscal years ended October 1999 and October 2000 and to the Distributor for the fiscal year ended October 31, 2001 were as follows:

                              AUSTRALIA/NEW ZEALAND
                              ---------------------
                                                                  AMOUNT PAID TO
FISCAL YEAR            TOTAL 12B-1           AMOUNT RETAINED      OTHER SERVICE
ENDED                  EXPENSES/FEES PAID    BY DISTRIBUTOR       ORGANIZATIONS

10/01                  $ 9,036               $    0               $    0

10/00                  $ 9,574               $ 8,856              $  718

10/99                  $ 11,783              $ 10,499             $ 1,284

     The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or by a vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of the disinterested trustees for the Fund is committed to the discretion of the trustees who are not "interested persons" as defined under the 1940 Act.

     Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.

     The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the trustees, including a majority of the Plan Trustees. In compliance with the Rule, the trustees, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     The Trust's Board of Trustees has authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser that provide lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and Federal laws and regulations, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.

     The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     During the fiscal year ended October 31, 2001 the Australia/New Zealand Fund incurred brokerage commissions of $11,309.00 (0.31% of the Fund's average net assets) none of which was paid to affiliated brokers. There were no securities transactions effected through brokers who furnished the Funds with statistical, research and advisory information. The Australia/New Zealand Fund executed trades in the amount of $744,187.00 in which a "mark up" (the dealer's profit) was included in the price of the securities.

     During the fiscal years ended October 31, 2001 and 2000, the Australia/New Zealand Fund paid $11,309 and $9,123 in brokerage commissions on portfolio trades. There were no transactions effected through affiliated brokers during those years.

                          HOW TO BUY AND REDEEM SHARES
                          ----------------------------

     Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Distribution Services, Inc. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Fund's public offering price.

     After an order is received by the Distributor, shares will be credited to a stockholder's account at the net asset value next computed after an order is received. See "Determination of Net Asset Value". Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Buying and Selling Fund Shares" in the Prospectus.

     Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to the Commonwealth Japan Fund, c/o Incap Distributors, Inc. (the "Distributor"), P.O. Box 844, Conshohocken, PA 19428-0844. In addition, certain expedited redemption methods are available. See "Buying and Selling Fund Shares" in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE
                        --------------------------------

     The Fund's net asset value is computed, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time. The Fund's net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will in some cases value its portfolio securities as of days on which the Japan Stock Exchange is closed for holidays or other reasons. At such times, the Fund will follow such procedures as the trustees have determined to be reasonable.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued expenses) by the total number of Fund shares outstanding at such time. To avoid large fluctuations in the computed net asset value, accrued expenses will be charged against the Fund on a daily basis, i.e. 1/360 of the annual amount due by the Fund each year.

     Any  assets  or  liabilities   initially  expressed  in  terms  of  foreign
currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each U.S. business day.

     Portfolio securities which are primarily traded on securities exchanges are valued at the last sale price on that exchange or, if there is no recent last sale price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities, except short-term obligations, are valued by using market quotations or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity and debt securities for which there is no sales price available and securities not quoted on any exchange are valued based on the average of quotations from two leading Japan brokers in the relevant equity or fixed income securities market. In the absence of such quotations, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on the Japan Stock Exchange, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities. If an event were to occur after the value of a Fund instrument was so established but before the net asset value per share is determined which is likely to materially change the net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Trustees.

                                      TAXES
                                      -----

     The following discussion summarizes certain U.S. Federal tax considerations incident to an investment in the Fund. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency.

     To qualify as a regulated investment company, the Fund must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or foreign currencies; (2) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (3) distribute in each taxable year at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and net short-term capital gains in excess of net long-term capital losses).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no regulations have been issued.

     As a regulated investment company, the Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code); and (3) all ordinary income and capital gain net income from previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be taxable to stockholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If the Fund retains net capital gains for reinvestment (although it has no plans to do so), the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

     DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized, properly designated and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

     Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deductions. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

     All distributions are taxable to stockholders whether reinvested in additional shares of the Fund or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

     Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, the distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     OPTIONS, FUTURES AND FORWARD FOREIGN CURRENCY CONTRACT TRANSACTIONS. Many of the options, futures and forward foreign currency contracts that may be entered into by the Fund will be classified as "section 1256 contracts." Generally, gains or losses on section 1256 contracts are considered to be 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

     Generally, the transactions involving options, futures and forward foreign currency contracts that may be undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options, futures and forward foreign currency contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to defer the recognition of losses and/or accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     FOREIGN CURRENCY GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward foreign currency contracts and forward contracts with respect to debt securities, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

     FOREIGN TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Under the current income tax treaty between the United States and Japan, the withholding tax imposed by Japan on dividends from Japan sources is generally 15% and the withholding tax on interest from Japanese sources is generally 10%. It is impossible to determine the rate of foreign tax in advance, since the amount of the Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his Federal income tax liability. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the Fund has elected to "pass-through" its foreign taxes for that year and, if so, the relevant amounts of foreign tax and foreign source income to be taken into account by the stockholder. It cannot be determined in advance whether the Fund will be eligible to make the foreign tax pass-through election. If the Fund is ineligible to do so, the foreign income and similar taxes incurred by it generally will reduce the Fund's investment company taxable income that is distributable to stockholders.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to its stockholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income and to certain other types of income. Stockholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

     The foregoing is a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

     DISPOSITION OF SHARES. Upon a taxable disposition (for example, a redemption) of Fund shares, a stockholder may realize a taxable gain or loss, depending upon his basis in his shares. That gain or loss will be a capital gain or loss if the shares are capital assets in the stockholder's hands, and generally will be long-term or short-term depending upon the stockholder's holding period for the shares. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to such shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rules applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Commonwealth Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge for the new shares.

     BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of the Fund shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

     FOREIGN STOCKHOLDERS - U.S. FEDERAL INCOME TAXATION. U.S. Federal income taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a "foreign stockholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to foreign persons who invest in the Fund. For example, the tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     FOREIGN STOCKHOLDERS - INCOME NOT EFFECTIVELY CONNECTED. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the stockholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign stockholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its stockholders, but foreign stockholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

     Distributions of net capital gains, if any, designated by the Fund as capital gain dividends (as well as amounts retained by the Fund which are designated as undistributed capital gains) and gain realized upon a disposition of Fund shares generally will not be subject to U.S. Federal income tax unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain foreign stockholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions of net capital gains and of the gross proceeds from a redemption of Fund shares unless the stockholder furnishes the Fund with certifications regarding the stockholder's foreign status. See "Backup Withholding."

     FOREIGN STOCKHOLDERS - INCOME EFFECTIVELY CONNECTED. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then all distributions and any gains realized upon the disposition of Fund shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Foreign stockholders that are corporations may also be subject to the branch profits tax.

     FOREIGN STOCKHOLDERS - ESTATE TAX. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against such tax and relief under applicable tax treaties may be available.

     OTHER TAXES. Distributions and redemption proceeds with respect to the Fund also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
               ---------------------------------------------------

     The following table sets forth information concerning such persons that, to the knowledge of the Fund's Board of Trustees, owned, of record, more than five percent of the Fund's shares as of February 1, 2002:.

Name and Address                                   Percent of Ownership
----------------                                   --------------------

Smith Barney Shearson                                    31.5604%
333 West 34th Street, 7th Floor
New York, New York  10001

Charles Schwab & Company, Inc.                            6.6609%
Special Custody Account for Benefit
  of Customers
ATTN: Mutual Fund Dept.
101 Montgomery Street, Dept. 122
San Francisco, California  94104

                              FINANCIAL INFORMATION
                              ---------------------

     The Report of Independent Certified Public Accountants and financial statements of the Fund included in its Annual Report to shareholders for the fiscal year ended October 31, 2001 are incorporated herein by reference to such Annual Report. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-345-1898.

     To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to each household, even if more than one person in the household owns shares of a Fund. Call Commonwealth at 1-800-345-1898 if you need additional copies of a financial report or prospectus. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Commonwealth in writing at P.O. Box 844, Conshohocken, PA 19428. Electronic copies of most financial reports and prospectuses are available at Commonwealth's web site. To participate in Commonwealth's electronic delivery program, call Commonwealth or visit Commonwealth's web site for more information.

                                OTHER INFORMATION
                                -----------------

     CUSTODY OF ASSETS. All securities owned by each Fund and cash from the sale of securities in the Fund's investment portfolio are held by The Fifth Third Bank (the "custodian"), 38 Fountain Square, Cincinnati, Ohio 45263.

     STOCKHOLDER REPORTS. Semi-annual reports are furnished to stockholders, and annually the financial statements in such reports are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, the independent accountants for the Funds, performs annual audits of each Fund's financial statements.

     LEGAL COUNSEL. Rabil & Ropka, L.L.C., 1010 Kings Highway South, Building Two, Suite Two, Cherry Hill, New Jersey 08034, is legal counsel to the Funds.

     TRANSFER  AND  SHAREHOLDER   SERVICING   AGENT.  The  Fund's  transfer  and
shareholder servicing agent is InCap Securities, Inc. (the "Distributor"), P.O. Box 844, Conshohocken, PA 19428.

                                   APPENDIX A
                                   ----------

                               RATING DEFINITIONS
                 (Standard & Poor's / Moody's Investor Service)

                                LONG-TERM RATINGS
                                -----------------


     AAA rated corporations, financial institutions, governments or asset-backed financing structures (entities) have an extremely strong capacity to pay interest and repay principal in a timely manner.

     AA rated entities have a strong capacity to pay interest and repay principal in a timely manner and differ from the highest rated entities only in small degree.

     A rated entities have a strong capacity to pay interest and repay principal in a timely manner although they may be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher rating categories.

     BBB rated entities have a satisfactory or adequate capacity to pay interest and repay principal in a timely manner. Protection levels are more likely to be weakened by adverse changes in circumstances and economic conditions than for borrowers in higher rating categories.

     Entities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such entities will likely have some quality and protective characteristics these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB rated entities face ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to a less adequate capacity to meet timely debt service commitments.

     B rated entities are more vulnerable to adverse business, financial or economic conditions than entities in higher rating categories. This vulnerability is likely to impair the borrower's capacity or willingness to meet timely debt service commitments.

     CCC rated entities have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely debt service commitments. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C rated entities have a high risk of default or are reliant on arrangements with third parties to prevent defaults.

     D rated entities are in default. The rating is assigned when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired. The "D" rating is also used upon the filing of insolvency petition or a request to appoint a receiver if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                               SHORT-TERM RATINGS
                               ------------------

     Includes Commercial Paper (up to 12 months)

     A.1 rated  entities  possess a strong  degree  of safety  regarding  timely
payment.   Those  entities   determined  to  possess   extremely  strong  safety
characteristics are denoted with an "A.1+" designation.

     A.2 rated entities have a satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for those rated "A.1".

     A.3 rated entities have an adequate capacity for timely repayment. They are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B rated entities have only a speculative capacity for timely payment. Those with a "B.1" have a greater capacity to meet obligations and are somewhat less likely to be weakened by adverse changes in the environment and economic conditions than those rated "B.2".

     C.1 rated entities possess a doubtful capacity for payment.

     D.1 rated entities are in default.

     Ratings of BBB- (Long-Term) or A.3 (Short-Term) and above are investment grade.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                           AUSTRALIA/NEW ZEALAND FUND
                                OTHER INFORMATION
                 (PART C TO REGISTRATION STATEMENT NO. 33-6867)


Item 23.  Exhibits

A(i).   Copy of Declaration of Trust as amended and restated September 29, 1986;
        Exhibit 1 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

A(ii). Proposed form of Written Instrument of the Trustees Amending Name of the Trust; Exhibit 1(a) to Post-Effective Amendment No. 2 to Registration No. 33-6867.

A(ii). Amendment and Restatement to the Declaration of Trust dated September 19, 1991 to establish and designate a separate series, Australia/New Zealand Fund; Exhibit 1(b) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

A(iv). Copy of Written Instrument of the Trustees Amending Name of the Trust to Commonwealth International Series Trust dated October 7, 2000, Exhibit A(iv) to Post-Effective Amendment No. 35 to Registration No. 33-6867.

A(v) Amendment and Restatement to the Declaration of Trust dated September 19, 1991 to establish and designate a separate series, Global Fund dated December 14, 2001

B(i).   Copy  of  By-Laws;   Exhibit  2  to  Pre-Effective   Amendment  No.1  to
        Registration No. 33-6867.

B(ii). Copy of Amendment to By-Laws dated July 24,1989; Exhibit 2(b) to Post-Effective Amendment No. 5 to Registration No. 33-6867.

C.      None.

D(i) Proposed form of Investment Advisory Agreement between Capstone International Series Trust, on behalf of Australia/New Zealand Fund, and FCA Corp; Exhibit 5(e) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

D(ii) Copy of Investment Advisory Agreement between Capstone International Series Trust, on behalf of Capstone Australia/New Zealand Fund, and FCA Corp. Filed with Post-Effective Amendment No. 28 to Registration No. 33-6867.

E(i).   Copy  of   Distribution   Agreement   dated   October  7,  2000  between
        Distribution Services, Inc. and the Fund, Exhibit E(i) to Post-Effective Amendment No. 35 to Registration No. 33-6867.

E(ii). Copy of Service Agreement between Distribution Services Company and the Fund dated October 7, 2000, Exhibit E(ii) to Post-Effective Amendment No. 35 to Registration No. 33-6867.


E(1). Copy of the Fund's most recent financial statements have been filed on January 22, 2002 in the Fund's Form N30D filing and is incorporated by reference herein.

E(2). Copy of the Fund's most recent financial statements have been filed on January 22, 2002 in the Fund's Form N30D filing and is incorporated by reference herein.

E(3). Copy of the Fund's most recent financial statements have been filed on January 22, 2002 in the Fund's Form N30D filing and is incorporated by reference herein.

E(4).   None

F.      None

G. Copy of Custodian Agreement between Capstone International Series Trust and Fifth Third Bank. Filed with Post-Effective Amendment No. 28 to Registration No. 33-6867.

H(i). Copy of Administration Agreement between Capstone International Series Trust, on behalf of Nikko Australia/New Zealand Tilt Fund, and Capstone Asset Management Company dated April 24, 1989; Exhibit 9(a)(3) to Post-Effective Amendment No. 3 to Registration No. 33-6867.

H(ii). Copy form of Administration Agreement between Capstone International Series Trust, on behalf of Australia/New Zealand Fund, and Capstone Asset Management Company; Exhibit 9(a)(5) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

H(iii). Copy of Agency Agreement between Investors International Series Trust and Capstone Financial Services, Inc. dated October 2, 1987; Exhibit 9(b)(2) to Post-Effective Amendment No. 1 to Registration No. 33-6867.

H(iv). Copy of Shareholder Services Agreement between Capstone International Series Trust and Fund/Plan Services, Inc. dated February 1, 1991;
        Exhibit 9(b)(3) to Post-Effective Amendment No. 7 to Registration No.33-6867.

H(v). Copy of Assignment of Distirbution Agreement Incap Distributors, Inc., dated December 14, 2001.

H(vi). Copy of Assignment of Services Agreement to Incap Services, Inc., dated December 14, 2001.

I.      Opinion of Rabil & Ropka, L.L.C.

J(i).   Consent of Briggs, Bunting & Dougherty, LLP.

J(ii).  Power of Attorney of Jack H. Ewing

J(iii).Power of Attorney of Kathleen Kelly

J(iv).  Power of Attorney of John Akard, Jr.

K. Copy of the Fund's most recent financial statements have been filed on January 22 2002 n the Fund's Form N30D filing and is incorporated by reference herein.

L.      None

M. Copy of the Fund's Rule 12b-1 Plan Exhibit M to Post-Effective Amendment No. 35 to Registration No. 33-6867

N.      None

O.      Reserved

P. Copy of the Fund's Rule 17j-1 Code of Ethics dated November 3, 2000. Exhibit P to Post Effective Amendment No. 35 to Registration No. 33-6867.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Registrant does not control and is not under common control with any person.

Item 25.  Indemnification

          The Declaration of Trust of the Registrant includes the following:

          Section 4.3.   Mandatory Indemnification.

          (a) Subject to the exceptions and  limitations  contained in paragraph
(b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

     (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to an matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

     (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

     (A) By the court or other body approving the settlement or other disposition; or

     (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (2) written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.

Item 26.  Business and Other Connections of Investment Adviser

     The only activity of the Registrant's investment adviser, FCA Corp, prior to the date hereof has been that of investment adviser to pension and profit sharing plans, educational institutions, charitable institutions, individuals and corporations.

     Set forth below is a list of each officer and director of the Registrant's investment adviser, indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two years, for his own account or in the capacity of director, officer, partner or trustee.

                      Other Substantial
                      Position with                Business, Profes
Name                  Investment Adviser           Vocation or Employment

Robert W. Scharar     President and Chairman
                      of FCA Corp

Item 27.  Principal Underwriters

     (a) The principal underwriter of the Registrant, Declaration Distributors, Inc. P.O. Box 844, Conshohocken, PA 19428. Other funds which this distributor acts as principal underwriter, depositor or investment advisor are: Quaker
Investment Trust Funds, Amidex Funds, Meehan Focus Fund, The Community Reinvestment Act Qualified Investment Fund, Henssler Equity Fund and Declaration Fund.

     (b)

Name and Principal           Positions and Offices        Positions and Offices
Business Address             with Underwriter             with Registrant
--------------------------------------------------------------------------------

David Ganley                                              Assistant Secretary
555 North Lane
Suite 6160
Conshohocken, PA 19428

Linda K. Coyne               Exec. Vice-Pres. and         Assistant Secretary
555 North Lane               Secretary
Suite 6160
Conshohocken, PA 19428

Lisa Ruczynski                                            Assistant Secretary
555 North Lane
Suite 6160
Conshohocken, PA 19428

-------------
* 5847 San Felipe, Suite 4100, Houston, Texas  77057

     (c) None. This Distributor was appointed at the beginning of this fiscal year.

Item 28.  Location of Accounts and Records

     First Commonwealth Holding Corp., the administrator to the Registrant, 5847 San Felipe, Suite 850, Houston, TX 77057, FCA Corp, the investment adviser of Commonwealth Australia/New Zealand Fund, 5847 San Felipe, Suite 850, Houston, Texas 77057; The Fifth Third Bank, the custodian of Commonwealth Australia/New Zealand Fund, 38 Fountain Square, Cincinnati, Ohio 45263,and Declaration Distributors, Inc., P.O. Box 844, Conshohocken, PA 19428-0844 maintain physical possession of each account, book or other document required to be maintained by
Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940, the Registrant represents that this Amendment satisfies the requirements for filing pursuant to paragraph (b) of Rule 485 under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Houston, and State of Texas on the 14th day of February, 2002.

                             COMMONWEALTH INTERNATIONAL SERIES TRUST
                             COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND, Registrant


                             By: /s/ Robert Scharar
                                 ---------------------------
                                 Robert Scharar, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                    Title                            Date


/s/ Robert Scharar            President and Trustee            February 14, 2002
---------------------------   Principal Executive Officer
 Robert Scharar

/s/ David Ganley              Secretary/Treasurer              February 14, 2002
---------------------------   (Principal Financial &
David Ganley                  Accounting Officer)



/s/ John Akard, Jr.           Trustee                          February 14, 2002
---------------------------
John Akard, Jr.


/s/ Kathleen Kelly            Trustee                          February 14, 2002
---------------------------
Kathleen Kelly


/s/ Jack Ewing                Trustee                          February 14, 2002
---------------------------
Jack H. Ewing


* By: /s/ Robert Scharar
      ------------------------
      Robert Scharar, President, Attorney-in-Fact

                                TABLE OF CONTENTS

                                    EXHIBITS


Global Fund Amendment                                            A(iv)

Opinion of Counsel                                               I

Consent of Auditors                                              J(i)

Assignment of Distirbution Agreement                             H(v)

Assignment of Services Agreement                                 H(vi)

Power of Attorney of Jack H. Ewing                               J(ii)

Power of Attorney of Kathleen Kelly                              J(iii)

Power of Attorney of John Akard, Jr                              J(iv)